UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 26, 2001




                        PIONEER NATURAL RESOURCES COMPANY
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)



           DELAWARE                     1-13245              75-2702753
--------------------------------      ------------      ---------------------
(State or other jurisdiction of        Commission          (I.R.S. Employer
incorporation or organization)         File Number      Identification Number)



5205 N. O'CONNOR BLVD., SUITE 1400, IRVING, TEXAS              75039
-------------------------------------------------            ----------
   (Address of principal executive offices)                  (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001



                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                    Page

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits:

         (c)  Exhibits..........................................      3

Item 9.  Regulation FD Disclosure...............................      3

Signatures......................................................      4

Exhibit Index...................................................      5

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                        PIONEER NATURAL RESOURCES COMPANY



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)   Exhibits

             99.1   News Release dated September 26, 2001

ITEM 9.      REGULATION FD DISCLOSURE

     On September 26, 2001, Pioneer Natural Resources Company issued a news release updating its third quarter 2001 outlook based on current expectations and partial quarter actual results. The news release is attached hereto as an exhibit and incorporated by reference herein.

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                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PIONEER NATURAL RESOURCES COMPANY




Date:   September 26, 2001         By:     /s/ RICH DEALY
                                         -------------------------------------
                                         Rich Dealy
                                         Vice President and Chief
                                         Accounting Officer

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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description

   99.1*                News Release dated September 26, 2001


-------------
* filed herewith

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